UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): November 1, 2004



                        AUTOMATIC DATA PROCESSING, INC.
         (Exact name of registrant as specified in its charter)

Delaware                       1-5397                              22-1467904
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(State or other                (Commission                       (IRS Employer
jurisdiction of                File Number)                      Identification
incorporation)                                                   No.)



One ADP Boulevard, Roseland, New Jersey                                 07068
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code: (973) 974-5000
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                                 N/A
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      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.        Other Events

On June 22, 2004, Automatic Data Processing, Inc., a Delaware corporation ("ADP"), announced that it had entered into a Stock Purchase Agreement by and among ADP, ADP Atlantic, Inc., a Delaware corporation ("ADP Atlantic"), Quick & Reilly/Fleet Securities, Inc., a Delaware corporation and the Bank of America Corporation, a Delaware corporation, pursuant to which ADP Atlantic agreed to acquire all of the issued and outstanding shares of the capital stock of Fleet Securities Inc., a New York corporation, as well as certain assets and liabilities of the BrokerDealer Services division of Banc of America Securities LLC. ADP completed the previously announced acquisition on November 1, 2004.

                                    SIGNATURE
        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2004

                                              AUTOMATIC DATA PROCESSING, INC.


                                              By: /s/ Karen E. Dykstra
                                                  -----------------------------
                                              Name:   Karen E. Dykstra
                                              Title:  Chief Financial Officer